Exhibit 99.3

Q3 2021 Earnings Organon

Disclaimer statement This text should be viewed in conjunction with Organon’s Q3 2021 earnings call 2 Safe Harbor for Forward - Looking Statements Except for the historical information herein, this presentation of Organon & Co. (the “company”) includes “forward - looking state ments” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limite d t o, statements about management’s expectations about Organon’s future financial performance and prospects. Forward - looking statements may be id entified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar m ean ing. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant ris ks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ ma ter ially from those set forth in the forward - looking statements. Risks and uncertainties include but are not limited to, an inability to execute on our business development strategy or realize the benefits of our planned acquisitions; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of the ongoing COVID - 19 pandemic and emergence of va rious strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationall y; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inh ere nt in new product development, including obtaining regulatory approval; the company’s ability to accurately predict its future financia l r esults and performance; the company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; fina nci al instability of international economies and sovereign risk; dependence on the effectiveness of the company’s patents and other protections fo r i nnovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. The company undertakes no o bli gation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise. Additional factors tha t could cause results to differ materially from those described in the forward - looking statements can be found in the company’s filings with t he Securities and Exchange Commission (SEC), including its registration statement on Form 10, available at the SEC’s Internet site (www.sec.gov ).

Disclaimer statement, cont. Non - GAAP Information This presentation includes information based on financial measures that are not recognized under generally accepted accountin g p rinciples in the United States (“GAAP”), such as Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted Earnings per Share. Non - GAAP fina ncial measures are presented only as a supplement to the company’s financial statements based on GAAP. Non - GAAP financial information is provided to enhance understanding of the company’s financial performance, but none of these non - GAAP financial measures are reco gnized terms under GAAP, and non - GAAP measures should not be considered in isolation from, or as a substitute analysis for, the company ’s results of operations as determined in accordance with GAAP. The company uses non - GAAP measures in its operational and financial decisio n making and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful i ndi cator of the underlying operating performance of the business. The company also believes that investors may find non - GAAP financial measures useful for the same reasons, although investors are cautioned that non - GAAP financial measures are not a substitute for GAAP disclosures. T he non - GAAP financial measures are not presented in accordance with GAAP. Please refer to the appendix of this presentation for reco nci liations of non - GAAP financial measures contained herein to the most directly comparable GAAP measures. Our full - year 2021 guidance measures (other than revenue) are provided on a non - GAAP basis because the company is unable to reasonably predict certain items contained in th e GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expenses, stock - ba sed compensation and other items not reflective of the company's ongoing operations. 3

Third quarter 2021 highlights • Organon's first independent full quarter • July 2021, Organon and ObsEva enter licensing agreement on investigational ebopiprant • Declare d inaugural dividend Q3 2021 • $1, 600 million Revenue • $6 36 million Adjusted EBITDA (1) • $1. 67 Adjusted EPS (1) from continuing operations (1) Adjusted measures are non - GAAP financial metrics: Please see supplemental slides in appendix for GAAP to non - GAAP reconciliation 4

Business development underway

Proposed acquisition of Forendo November 2021	**Endometriosis** Affects up to **170 million patients**, or up to 10% of women of reproductive age	FORENDO PHARMA
Licensing of investigational ebopiprant July 2021	**Pre-term labor** **15 million babies (11.1% of all live births)** born pre-term every year (1)	ObsEva nature meets nurture
Acquisition of Alydia Health/JADA System June 2021	**Postpartum hemorrhage** One of the most common complications of birth, requiring pharmacologic treatment in up to **10% of mothers** (2)	Jada®

(1) *WHO Key Facts, 2018:* https://www.who.int/news-room/fact-sheets/detail/preterm-birth
(2) *Widmer M et al. "Heat-Stable Carbetocin versus Oxytocin to Prevent Hemorrhage after Vaginal Birth." N Engl J Med 2018; 379:743-752*

5

ORGANON™

Number of products 11 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 6 ® Œ

Geographic revenue performance $ mil Q3 - 21 Q3 - 20 Actual VPY Ex FX VPY Europe and Canada 410 426 (4)% (7)% United States 346 371 (7)% (7)% Asia Pacific and Japan 287 354 (19)% (19)% China 252 225 12% 4% Latin America, Middle East, Russia and Africa 238 228 4% 3% Other (1) 67 9 NM NM Revenue 1,600 1,613 (1)% (3)% (1) Primarily reflects manufacturing sales to Merck and third parties for current and prior periods and allocated amounts from re ven ue hedging activities through the date of Separation ~ 75% of sales generated ex - US 7

~70 ~60 ~20 ~20 ~75 ~50 ~35 LOE Q3 2020 China VBP COVID - 19 Volume FX Q3 2021 1,613 1,600 - 1% reported - 3% ex - FX $ mil Other* Price (*) Other Includes manufacturing sales to Merck and third parties Q3 Revenue bridge 8

Women’s Health Women’s Health Revenues $ mil Q3 - 21 Q3 - 20 Act VPY Ex FX VPY 2021 YTD 2020 YTD Act VPY Ex FX VPY N explanon ® 175 189 (7)% (8)% 543 515 5% 4% F ollistim ® 61 50 21% 18% 178 135 31% 26% N uvaRing ® 49 58 (16)% (17)% 147 184 (20)% (22)% Ganirelix Acetate 25 25 (2)% (5)% 85 55 53% 46% Cerazette Œ 18 18 1% (2)% 53 51 3% — % Other 53 84 (36)% (37)% 191 224 (14)% (16)% Women's Health 381 424 (10)% (11)% 1,197 1,164 3% 1% 9 • Nexplanon ® lapping strong Q3 2020 comp; double digit Q4 growth expected • Executing on BD strategy in WH • Strong growth in fertility

Biosimilars Biosimilars Revenues $ mil Q3 - 21 Q3 - 20 Act VPY Ex FX VPY 2021 YTD 2020 YTD Act VPY Ex FX VPY Renflexis ® 54 38 44% 43% 136 96 41% 39% Ontruzant ® 56 37 48% 47% 101 78 29% 24% Brenzys Œ 14 23 (40)% (42)% 35 52 (33)% (38)% Other 16 1 NM NM 34 1 NM NM Biosimilars 140 99 4 1% 39% 306 227 35% 30% 10 • Renflexis ® – continues to grow 4 years post launch • Ontruzant ® – timing related favorability • Hadlima Œ – launched ex - US in Q2

Established Brands Revenue up/down Established brands Revenues $ mil Q3 - 21 Q3 - 20 Act VPY Ex FX VPY 2021 YTD 2020 YTD Act VPY Ex FX VPY Cardiovascular 397 439 (9)% (11)% 1,217 1,437 (15)% (20)% Respiratory 250 239 5% 3% 737 878 (16)% (19)% Non - Opioid P ain Bone & Derm. 224 221 1% (2)% 621 634 (2)% (6)% Other 156 189 (18)% (21)% 455 529 (14)% (18)% Total Est. Brands 1,027 1,088 (6)% (8)% 3,030 3,478 (13)% (17)% 11 • Limited LOE headwind s going forward • China retail growth up 20% helping to offset VBP • Volume excluding the impact of LOE is flat to 2020

Q3 and YTD 2021

$ mil (except EPS)	Q3-21	Q3-20	Actual VPY	2021 YTD	2020 YTD	Actual VPY
Revenue	1,600	1,613	(1)%	4,701	4,919	(4)%
Cost of Goods Sold	609	535	14%	1,783	1,533	16%
Gross profit	991	1,078	(8)%	2,918	3,386	(14)%
Gross margin	*61.9%*	*66.8%*		*62.1%*	*68.8%*	
Non-GAAP Adjusted Gross profit[1]	1,038	1,106	(6)%	3,022	3,465	(13)%
Non-GAAP Adjusted Gross margin	*64.9%*	*68.6%*		*64.3%*	*70.4%*	
Selling, general, and administrative	388	321	21%	1,186	922	29%
Research and development	111	54	106%	254	150	69%
Adjusted EBITDA, continuing operations[2,3]	636	751	(15)%	1,829	2,439	(25)%
Adjusted EBITDA margin	*39.8%*	*46.6%*		*38.9%*	*49.6%*	
Net income, continuing operations[3,4]	323	560	(42)%	1,149	1,880	(39)%
Diluted EPS	1.27	2.21	(43)%	4.52	7.42	(39)%
Non-GAAP Adjusted net income, continuing operations[3-4]	424	604	(30)%	1,312	2,028	(35)%
Non-GAAP Adjusted diluted EPS	1.67	2.38	(30)%	5.17	8.00	(35)%

[1] See Slide 19 of this presentation for a reconciliation of Gross Profit to Adjusted Gross Profit

[2] See Slides 20 and 21 of this presentation for a reconciliation of EBITDA and Adjusted EBITDA measures

[3] Discontinued operations includes Merck Retained Products

[4] See Slides 22 and 23 of this presentation for a reconciliation of Net Income from continuing operations to Adjusted net income from continuing operations

ORGANON™

3 rd Quarter Balance Sheet/Cash Flow and Metrics September 30, 2021 Cash and Cash Equivalents $1,008 Gross Debt 9,298 Net Debt 8,290 Q2 YTD Q3 YTD Net Cash Provided by Operating Activities 1,745 2,113 Capital Expenditures 97 133 Free Cash Flow 1,648 1,980 13 $ mil Between June 30, 2021, and Sept 30, 2021, the company incurred ~$55m and ~$10m in spin related, one - time costs in cash from oper ating activities and capital expenditures, respectively

Revenue drivers consistent with prior guidance (0.3) – (0.4) (0.2) (0.1) – (0.2) 0.0 +0.1 - +0.2 +0.2 FX impact (2) $6.6 (1) 2020 Actuals LOE COVID - 19 Price Performance 2021 E $6.2 – $6.3 (1) China VBP (1) Reflects full - year pro forma revenue for both 2020 & 2021 including other revenues, mainly manufacturing supply sales (2) Based on YTD performance and current spot rates $billions 14

Affirming full year 2021 proforma guidance Non - GAAP, proforma as if OGN was standalone Jan 1, 2021 Prior Guidance Revised Guidance November 11, 2021 Revenue $6.1B - $6.4B $6.2B - $6.3B Gross Margin (*) Low to mid - 60% range No change SG&A as % of revenue (*) Mid - 20% range No change R&D as % of revenue (*) Mid - single digit No change Adjusted EBITDA margin 36.0% - 38.0% 36.5% - 37.5% Interest expense ~$400M No change Depreciation (*) $100 - $115M No change Effective non - GAAP tax rate 17.5% - 19.5% No change Shares outstanding ~254M, fully diluted No change 15 (*) Guidance provided in connection with the spin - off and unlikely to be a recurring component of the company’s annual guidance

Q&A

Appendix

Third quarter and YTD revenue $ mil Q3 - 21 Q3 - 20 Actual VPY Ex FX VPY 2021 YTD 2020 YTD Actual VPY Ex FX VPY Women’s Health 381 424 (10)% (11)% 1,197 1,164 3% 1% Biosimilars 140 99 4 1% 39% 306 227 35% 30% Est. Brands 1,027 1,088 (6)% (8)% 3,030 3,478 (13)% (17)% Other (1) 52 2 NM NM 168 50 NM NM Total Revenue 1,600 1,613 (1)% (3)% 4,701 4,919 (4)% (8)% 18 (1) Primarily reflects manufacturing sales to Merck and third parties for current and prior periods and allocated amounts from re ven ue hedging activities through the date of Separation.

Gross margin reconciliation 19 $ mil Q3 - 21 Q3 - 20 2021 YTD 2020 YTD Revenue 1,600 1,613 4,701 4,919 Cost of Goods Sold 609 535 1,783 1,533 Gross Profit 991 1,078 2,918 3,386 Gross Margin 61.9% 66.8% 62.1% 68.8% Amortization 27 23 69 65 One - time costs (1) 17 — 27 — Stock - based compensation 3 5 8 14 Non - GAAP Adjusted Gross Profit (2) 1,038 1,106 3,022 3,465 Non - GAAP Adjusted Gross Margin 64.9% 68.6% 64.3% 70.4% (1) One - time costs primarily include inventory discards related to separation re - labeling and other costs to stand up the Company (2) Non - GAAP Adjusted Gross Profit is calculated by excluding amortization, one - time costs, and the portion of stock - based compensat ion expense allocated to Cost of Goods Sold

Net Income to Adjusted EBITDA reconciliation $ mil Q3 - 21 Q3 - 20 Net income from continuing operations before income tax 389 681 Depreciation 25 17 Amortization (1) 27 23 Interest expense 98 — EBITDA 539 721 Restructuring costs 1 12 One - time costs (2) 56 7 Acquired in - process research and development (3) 25 — Stock - based compensation 15 11 Adjusted EBITDA 636 751 Adjusted EBITDA margin 39.8% 46.6% (1) Amortization in all periods is included in Cost of goods sold (2) One - time costs primarily include cost incurred in connection with the spin - off of Organon. For the three months ended September 30, 2021, approximately $35 million of the one - time costs are recorded in Selling, general and administrative expenses, and approximately $17 million are recorded in Cost of goods sold. For the three months ended Septemb er 30, 2020, $7 million of the one - time costs are classified in Selling, general and administrative expenses (3) Costs represent upfront licensing payment associated with ObsEva of $25 million during the third quarter 2021, which was reco rde d in Research and development expense

Net Income to Adjusted EBITDA reconciliation $ mil 2021 YTD 2020 YTD Net income from continuing operations before income tax 1,293 2,227 Depreciation 64 42 Amortization (1) 69 65 Interest expense 160 — EBITDA 1,586 2,334 Restructuring costs 3 43 One - time costs (2) 171 30 Acquired in - process research and development (3) 25 — Stock - based compensation 44 32 Adjusted EBITDA 1,829 2,439 Adjusted EBITDA margin 38.9% 49.6% (1) Amortization in all periods is included in Cost of goods sold (2) One - time costs primarily include cost incurred in connection with the spin - off of Organon as well as $23 million of costs incurr ed in June 2021 pertaining to the Alydia acquisition. For the nine months ended September 30, 2021, approximately $139 million of the one - time costs are recorded in Selling, general and administrative expenses, and approxi mately $27 million are recorded in Cost of goods sold. For the nine months ended September 30, 2020, $30 million of the one - time costs are classified in Selling, general and administrative expenses (3) Costs represent upfront licensing payment associated with ObsEva of $25 million during the third quarter 2021, which was reco rde d in Research and development expense

Net Income to Adjusted Net Income reconciliation

$ mil (except EPS)	Q3-21	Q3-20
Net income from continuing operations before income tax	**389**	**681**
Amortization[1]	27	23
Restructuring costs	1	12
One-time costs[2]	56	7
Acquired in-process research and development[3]	25	—
Stock-based compensation	15	11
Total Adjustments	**124**	**53**
Non-GAAP pre-tax income from continuing operations	513	734
Taxes on income as reported in accordance with GAAP	66	121
Tax benefit on adjustments	23	9
Tax benefit on GAAP-only discrete items	—	—
Non-GAAP adjusted taxes on income	89	130
Non-GAAP adjusted net income, continuing operations	**424**	**604**
Non-GAAP adjusted net income, continuing operations per diluted share	**1.67**	**2.38**

[1] Amortization in all periods is included in Cost of goods sold

[2] One-time costs primarily include cost incurred in connection with the spin-off of Organon. For the three months ended September 30, 2021, approximately $35 million of the one-time costs are recorded in Selling, general and administrative expenses, and approximately $17 million are recorded in Cost of goods sold. For the three months ended September 30, 2020, $7 million of the one-time costs are classified in Selling, general and administrative expenses

[3] Costs represent upfront licensing payment associated with ObsEva of $25 million during the third quarter 2021, which was recorded in Research and development expense

ORGANON™

Net Income to Adjusted Net Income reconciliation

$ mil (except EPS)	2021 YTD	2020 YTD
Net income from continuing operations before income tax	**1,293**	**2,227**
Amortization[1]	69	65
Restructuring costs	3	43
One-time costs[2]	171	30
Acquired in-process research and development[3]	25	—
Stock-based compensation	44	32
Total Adjustments	**312**	**170**
Non-GAAP pre-tax income from continuing operations	1,605	2,397
Taxes on income as reported in accordance with GAAP	144	347
Tax benefit on adjustments	58	22
Tax benefit on GAAP-only discrete items[4]	91	—
Non-GAAP adjusted taxes on income	293	369
Non-GAAP adjusted net income, continuing operations	**1,312**	**2,028**
Non-GAAP adjusted net income, continuing operations per diluted share	**5.17**	**8.00**

(1) *Amortization in all periods is included in Cost of goods sold*

(2) *One-time costs primarily include cost incurred in connection with the spin-off of Organon as well as $23 million of costs incurred in June 2021 pertaining to the Alydia acquisition. For the nine months ended September 30, 2021, approximately $139 million of the one-time costs are recorded in Selling, general and administrative expenses, and approximately $27 million are recorded in Cost of goods sold. For the nine months ended September 30, 2020, $30 million of the one-time costs are classified in Selling, general and administrative expenses*

(3) *Costs represent upfront licensing payment associated with ObsEva of $25 million during the third quarter 2021, which was recorded in Research and development expense*

(4) *For the three months ended June 30, 2021, the company recorded a tax benefit of approximately $70 million related to a portion of non-US step up in tax basis as a result of its separation from Merck*

ORGANON™